                                                                  CONFORMED COPY




                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 17, 1996


                           DISCOVER CARD TRUST 1992 B
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                           0-21186                   Not Applicable
- --------                           -------                   --------------
(State of                          (Commission               (IRS Employer
organization)                      File Number)              Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                            19720
- --------------------------------------------------------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                               Not Applicable
                 ------------------------------------------
               (Former address, if changed since last report)





                                Page 1 of 13
                       Index to Exhibits is on page 4

Item 5.  Other Events

On June 17, 1996 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of May 1996, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                Description
- -----------                -----------
21                         Monthly Certificateholders' Statement for
                           Discover Card Trust 1992 B related to the Due Period
                           ending May 31, 1996.

                                 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         DISCOVER CARD TRUST 1992 B
                                (Registrant)

                                     By: DISCOVER RECEIVABLES FINANCING
                                         GROUP, INC.
                                         as originator of the Trust


                                     By:        Birendra Kumar
                                         ----------------------------
                                         Birendra Kumar
                                         Vice President and Treasurer


Date: June 17, 1996

                                EXHIBIT INDEX

Exhibit No.                 Description
- -----------                 -----------
21                          Monthly Certificateholders' Statement for
                            Discover Card Trust 1992 B related to the Due Period
                            ending May 31, 1996